MASTER FACTORING AGREEMENT

     THIS MASTER FACTORING AGREENMENT ("this Agreement") is made this 3rd day of May, 1996 by and between the Assignor, Envirometrics, Inc., Azimuth Incorporated ("AZI"), Envirometrics Products Company ("EPC"), and Trico Envirometrics, Inc. ("TEI") (referred to throughout this Agreement as "you", "your" and "yours") and the Assignee, RESERVOIR CAPITAL CORPORATION (referred to throughout this Agreement as "we", "us", "our" and "ours").

I. Sale and Assignment of Accounts Receivable.

     1.1. Purchase and Sale of Accounts. From time to time during the term of this Agreement, you will offer to sell to us selected of your Accounts (hereinafter defined), and we will consider purchasing, in our sole discretion, such Accounts which are acceptable to us. At any one time, the aggregate outstanding purchase price for all Accounts which we will purchase or consider purchasing shall be not greater than $800,000.00. As used herein, the term "Accounts" means, collectively, accounts, contract rights and other forms of obligation arising in the ordinary course of business from the sale of goods or rendition of services. Any purchase of Accounts will be evidenced by the execution of an Agreement for Assignment and Transfer of Accounts Receivable (each an "Assignment Agreement") in the form of Exhibit A. Any Account which we purchase is hereinafter called an "Assigned Account." Each purchase shall be subject to the terms of this Agreement.

     1.2. Assignment Price. We will pay to you for each Assigned Account a price (an "Assignment Price") equal to Eighty percent (80%) for EPC, Seventy-Five percent (75%) for TEI, and Eighty percent (80%) for All of the outstanding amount of such Account. We will not purchase All accounts until the existing security interest on accounts receivable is either released or fully subordinated.

     1.3. Sale and Assignment of Accounts. You agree to sell, assign and transfer to us all of your right, title and interest to the Assigned Accounts, together with (a) any notes or drafts related thereto, (b) the contracts under which such Accounts arose, C your books and records relating thereto, (d) the goods (if any) giving rise to such Accounts, (e) your rights as an unpaid vendor or lienor, (f) all rights of stoppage in transit, replevin, repossession, and reclamation, (g) all security therefor and guarantees thereof, and (h) all rights to insurance proceeds resulting therefrom (all of the foregoing being included in the term "Assigned Accounts").

     1.4. Account Documentation. Upon acceptance by us of any Assignment Agreement, you will deliver to us: (a) copies of all documents evidencing the Accounts listed thereon and (b) such other documentation as we require, in form satisfactory to us in all respects.

     You will maintain all shipping documents, delivery receipts and invoices relating to Assigned Accounts, available for inspection and copying by us, and you will deliver them to us promptly upon our request. Each sale of Accounts will be reflected as a sale on your books and financial statements.

     1.5. Processing, Fee. In consideration of our purchase of Accounts from you and our rendition of processing and monitoring services, you agree to pay to us a fee (the "Processing Fee") as set out in the rate sheet attached hereto as Exhibit B. The Processing Fee shall be due and payable at the time each Account is collected or, if not collected in a timely manner, upon repurchase. It is contemplated that the minimum volume of accounts to be assigned to us will be $400,000 per month (face value amount) based upon a rolling three month average of Accounts assigned, as calculated commencing on the first day of the first calendar month after the date of the first assignment of Accounts. If you fail to provide the contemplated volume of acceptable Accounts for us to consider purchasing, you will pay us a processing fee based upon the difference between the processing fee charged for the actual Accounts assigned and a processing fee computed as if the minimum volume had been assigned.

     1.6. Servicing Fee. In further consideration of our purchase of Accounts from you and our rendition of processing and monitoring services, you agree to pay to us a servicing fee (the "Servicing Fee") of three quarters of a percent (.75%) of the face amount of Accounts purchased by us payable at the time of purchase.

     1.7. Payments on Accounts. You shall, and we may, notify all persons obligated to make payments with respect to Accounts (collectively, "Account Debtors") to make all payments on or with respect to Accounts directly into a special banking account over which we have exclusive dominion, control, and power of access and withdrawal (the "Collection Account"). In connection therewith, you agree to reference our payment instructions on all invoices submitted to Account Debtors. In addition, if any Account Debtor is an agency, department, or instrumentality of the United States Government, you shall execute such forms of notice and assignment, and shall conform to all applicable procedures, as may be required pursuant to the Federal Assignment of Claims Act of 1940, as amended, in order to perfect our rights in the Accounts of such Account Debtor. You hereby authorize us to collect and receive all payments from all Account Debtors, and to facilitate our collection and receipt, you hereby irrevocably appoint and constitute us, or any of our agents or employees, as your lawful Attorney-in-Fact to exercise at any time any of the following powers: (1) to receive, endorse, and deposit in our name all payments from Account Debtors; (ii) to transmit to any party notice that you have granted to us a security interest in the Accounts or that an Assigned Account has been sold to us; (iii) to institute any proceedings deemed by us necessary to effect collection of Accounts; and (iv) to sign your name on any financing statements, or any amendment or continuation statement relating thereto with respect to any Account. Any act of ours as your lawful Attorney-in-Fact shall not render us liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law. If you receive any payment on any Account, you shall promptly remit such payment in the form received (with any necessary endorsement) directly to us. Until so remitted, you will hold such payment in trust for us separate and apart from all of your other funds.

     1.8. Remittance of Holdback and Payments on Accounts Not Assigned. Upon our receipt of any payment under an Assigned Account, so long as you are not in default hereunder, we shall remit to you the difference, if any, between the payment received by us and the Assignment Price of that Assigned Account, less all unpaid Processing Fees (which amount is herein called the "Holdback"). If an Assigned Account is part of a group of Accounts for which we paid an aggregate Assignment Price, the Holdback shall not be paid until an amount equal to the aggregate Assignment Price plus Processing Fees has been paid to us by the Account Debtors obligated on the group of Accounts. Upon our receipt of any payment under an Account (other than an Assigned Account), so long as you are not in default hereunder, we shall remit such payment to you promptly or, at your request, apply such payment as you may direct. Remittances required by this Paragraph 1.8 will be paid to you weekly on Friday or if not a business day, the next succeeding business day.

     2. Presentations, Warranties and Promises. To induce us to purchase Accounts from time to time, you make the following representations, warranties, and promises, each of which survives the execution and delivery of this Agreement and is deemed to be incorporated by reference in each Assignment
Agreement:

     2.1. Power and Authority. You have all requisite power and authority to execute, deliver and perform this Agreement and each Assignment Agreement, and such performance does not contravene your articles of incorporation, by-laws, or partnership agreement, as applicable, or any other agreement by which you are bound.

     2.2. Representations and Warranties with Respect to Accounts. With respect to each Account: (a) your principal place of business and your books and records relating to the Accounts are located at the address set forth at the end of this Agreement; (b) you are the sole owner of each Account, free and clear of all liens and encumbrances, and you will not assign, sell, transfer, pledge, grant a security interest in or encumber or otherwise dispose of or abandon any part or all of the Accounts; C you have made proper entries in your books disclosing the sale of Accounts to us; (d) each of your Account Debtors has legal capacity to contract and is indebted to you in the amount indicated in your books and records; (e) each Account is valid, legally enforceable, and represents a bona fide undisputed indebtedness; (f) no Account is subject to any valid defense, offset, counterclaim, allowance, or is contingent; (g) each Account Debtor is solvent, and each Account will be paid in full on or before its maturity date;
(h) no agreement for any deduction or allowance of any kind exists or will be made by you; (I) all information appearing in your books and records relating to each Account is true and correct in all respects; and 0) all signatures and endorsements appearing on the invoices and documents relating to the Accounts are genuine, and all signatories and endorsers have full capacity and authority and were fully authorized to contract for the purchase of the goods and/or services giving rise to the Accounts.

     2.3. Books and Records; Inspections. You will maintain books and records in accordance with generally accepted accounting principles consistently applied. We shall have full access to, and the right to audit and make copies from, your books and records relating to the Collateral or this Agreement. You will furnish to us such financial statements and other information regarding your business affairs as we may request.

     2.4. Subsidiaries. You have no subsidiaries other than those disclosed in writing to us, and you will not create any additional subsidiaries without our prior written consent, which consent may be withheld in our absolute discretion or conditioned upon any such subsidiary entering into a factoring agreement similar to this Agreement with us.

     2.5 Advances and Loans. You will not, without our prior written consent, invest in, or make loans or advances to, any of your stockholders.

     2.6. Financial Statements. Within thirty (30) days following the end of each month you will provide to us a Balance Sheet as of the end of such month and an Income Statement for the current fiscal year to date in a form acceptable to us, prepared in accordance with Generally Accepted Accounting Principles.

     2.7. Title to and Condition of Collateral Other than Accounts. You are the sole owner of the Collateral (other than the Accounts, which are covered by Paragraph 2.2 above) and have the right to grant to us a lien on and security interest in such Collateral; and the Collateral is, or will be when acquired by you, free and clear of all liens, security interests, taxes and other encumbrances of any nature except for those created by this Agreement or permitted by us in writing. As to inventory which is included in the Collateral, such inventory is not stored with a bailee, warehouseman or similar party without our prior written consent, such inventory is not under consignment to or from any person, and such inventory is currently salable or usable in the normal course of your business.

     2.8. Insurance on Collateral Other than Accounts. During the term of this Agreement, you shall maintain with financially sound, well rated and reputable insurance companies comprehensive fire and extended coverage insurance on your inventory against such risks, with such loss deductible amounts and in such amounts not less than those which may be satisfactory to us but in all events conforming to prudent business practices and in such minimum amounts that you will not be deemed a co-insurer under applicable insurance laws, regulations, policies and practices. Each policy of such insurance covering your inventory shall contain a provision or endorsement satisfactory to us naming us as loss payee and providing that (a) such policy may not be canceled or altered and we may not be removed as loss payee without at least thirty (30) days prior written notice to us, and (b) no act or default of you or any other person shall affect our right to recover under such policy. You will pay, when due, all premiums on such insurance and will pay to us, upon request, evidence of payment of such premiums and other information as to the insurance carried by you. You hereby irrevocably (x) assign and grant to us a security interest in any and all proceeds of each such insurance policy covering your inventory, (y) direct each insurance company to pay all such proceeds directly to us, and (z) constitute and appoint us (and all officers, employees or agents designated by us) as your true and lawful attorney-in-fact (coupled with an interest) with authority and power on your behalf to make, adjust, settle or compromise all claims under each such insurance policy and to endorse any check, draft or instrument for such proceeds. Any proceeds of such insurance received by us (less the amount of any reasonable costs of settlement of such losses) shall be held and applied, at our option, to the Obligations (whether matured or un-matured) in such manner and at such times as we may determine in our sole discretion or to the replacement of the damaged or destroyed inventory upon terms and conditions reasonably satisfactory in all material respects to us.

     2.9 Compliance with Laws, Etc. You are in compliance in all material respects with all applicable federal, state and local laws, statutes, orders, rules, regulations and judgments.

     2.10 No Material Adverse Change. There has been no material adverse change in your management, financial condition or business prospects or in the personal financial condition of any guarantor of your Obligations under this Agreement from that represented in any application, financial statement or other information provided to us prior to the date of this Agreement.

3. Account Disputes; Breaches of Representations Warranties and Promises; Repurchase of Accounts.

     3.1 Dispute Resolution Authority. You will notify us promptly of and, if requested by us, will settle all disputes concerning any Assigned Account, at your sole cost and expense. However, you shall not, without our prior written consent, settle, compromise or adjust any Assigned Account or grant any additional discounts, allowances or credits thereon. If we demand repurchase or exchange of an Assigned Account which is subject to dispute under Section 3.2 and you fail to repurchase or exchange such Assigned Account, we may, but are not required to, attempt to settle, compromise, or litigate the dispute upon such terms as we in our sole discretion deem advisable, for your account and risk and at your sole expense.

     3.2 Repurchase of Assigned Account. If any Assigned Account is not paid within 90 days of its invoice date, or if there exists any breach of your representations, warranties and promises under this Agreement with respect to any Assigned Account, or if there is a dispute concerning any Assigned Account, you agree, upon demand by us at our sole option, either (I) to repurchase from us such Assigned Account (or the unpaid portion thereof) for the amount of the applicable Assignment Price (or the unpaid portion thereof), together with all unpaid Processing Fees, or (ii) to accept a reassignment from us of such Assigned Account in exchange for an assignment of an Assigned Account of equal or greater value.

4. Security Interest in Collateral.

     4.1. Grant of Security Interest-, Collateral Defined. To secure payment and performance of all of your obligations under this Agreement, including, without limitation, repurchase and reassignment obligations, processing fees, costs, and expenses (collectively, the "Obligations"), you pledge, assign and grant to us a continuing lien and security interest in the following property, both now owned and existing and hereafter created, acquired and arising, regardless of where located (collectively, the "Collateral"):

     (1) all of your Accounts (whether or not accepted by us or specifically assigned to us and whether arising before or after termination of this Agreement);

     (2) all of your present and @e instruments, documents, chattel paper and general intangibles (as those terms are defined in the Uniform Commercial Code);

     (3) all reserves, balances, deposits, credits, moneys, securities, and other property at any time owing or belonging to you which are now or hereafter in the possession of, or in transit to, us, whether for safekeeping, pledge or otherwise (including, without limitation, all Holdbacks at any time owing by us to you, whether then or thereafter payable, under or in connection with this Agreement);

     (4) all of your claims against us at any time existing;

     (5) all books and records and other property relating to the Assigned Accounts, the Collateral and your Obligations; and

     (6) all cash and non-cash proceeds and products of any of the foregoing, including any claim against third parties in any way related to the foregoing.

     We are irrevocably authorized at any time to charge your account (and any credit balance on our books in your favor) for the amount of any or all of your Obligations.

     4.2. Perfection of Security Interest. You shall execute and deliver to us such documents and instruments, including, without limitation, Uniform
Commercial Code ("UCC") financing statements, as we may request from time to time in order to evidence and perfect our security interest in the Collateral.

     5. No Agency. Nothing in this Agreement shall be construed to constitute us as your agent or to obligate us to assume any of your obligations with respect to any Account. We will not have any liability for any error or omission or delay occurring in the settlement, collection or payment of any Account. Notwithstanding the foregoing, if you fail to perform any obligation you are required to perform in order to maintain the obligation of an Account Debtor to make payments on an Assigned Account, we may perform, or retain others to perform, such obligation, at your sole expense, and such expense shall constitute part of your Obligations.

     6. Collection Costs. You shall reimburse us on demand for all costs incurred by us in efforts to enforce payment of Assigned Accounts. All fees, costs and expenses (including attorneys' fees), of any kind and nature, which we may incur in (a) filing notices, (b) making lien or title examinations, C protecting, maintaining, preserving or enforcing Assigned Accounts, or (d) defending or prosecuting any actions or proceedings related to this Agreement shall be added to and deemed part of your Obligations. In addition, in the absence of a Default under Paragraph 7 below, you shall be responsible for the fees, costs and expenses for all field examinations (not to exceed $400 per day plus out of pocket expenses) in addition to the initial field audit performed prior to the date of this Agreement.

     7. Default. All of your Obligations shall, at our option, be and become immediately due and payable without notice or demand upon the occurrence of any one or more of the following events (each a "Default"): (1) default in the payment, when due and payable, of any of your Obligations; (ii) if any of your representations or warranties are false or misleading in any material respect;
(iii) if you fail to perform any promise contained in this Agreement or any Assignment Agreement; (iv) the discontinuance or suspension of your present business operation without our consent such consent to not be unreasonably withheld, or if you become insolvent or unable to meet your debts as they mature, or any proceeding is commenced against you for relief under any provision of any Federal or State bankruptcy, insolvency or other similar law, the issuance or filing of any injunction, attachment, judgment or lien against you or any of your property, or the appointment of a receiver, custodian or trustee of any kind for you or any of your property; and (v) if a default occurs under any Guaranty Agreement executed in conjunction with this Agreement and is not cured within any applicable grace period.

8. Remedies.

     8.1. Our Rights. Upon the occurrence of any Default, without further notice to you, we shall have the right to (I) cease purchasing Accounts; (ii) terminate this Agreement and enforce the liquidated damages provisions of Paragraph 9.4;
(iii) enforce against you immediate payment of all of your Obligations; (iv) collect all amounts due and owing on all Accounts; (v) require you to assemble the Collateral and make it available to us at a place designated by us; (vi) enter upon your premises to take possession of the Collateral; and (vii) appropriate, set off and apply the Collateral to the payment of your Obligations in such order and manner as we in our sole discretion shall determine, or settle, compromise or release, in whole or in part, any amounts owing on the Collateral, or prosecute any proceeding with respect to the Collateral, or extend the time of payment of any or all of the Collateral, or issue credits regarding the Collateral, or sell, assign and deliver the Collateral (or any part thereof), at public or private sale and apply the net cash proceeds resulting from the exercise of any of the foregoing rights or remedies to the payment of your Obligations in such order as we in our sole discretion may elect, and you shall remain liable to us for any deficiency.

     8.2. Confession of Judgment. Upon the occurrence of a Default, you hereby authorize and empower any attorney designated by us or any clerk of any court of record to appear for you in any court of record and confess judgment against you without prior hearing, in favor of us for and in the amount of your Obligations then outstanding, costs of suit and attorneys' fees in an amount equal to 10% of the Obligations then outstanding. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as Assignee shall deem necessary or desirable, for all of which this Agreement shall be a sufficient warrant.

     8.3. Application of Collections; Deficiency. All collections we receive from realizing upon the Collateral, less expenses of collection (including, without limitation, attorneys' fees and court costs) incurred by us, shall be applied to your Obligations. If for any reason collections received by us exceed your Obligations, we will account to you for the surplus. However, if the collections we receive are insufficient to pay all of your Obligations, you shall be liable to us for the deficiency.

     8.4. Remedies Cumulative. Each right, power, and remedy provided for herein or otherwise existing shall be cumulative and concurrent and shall be in addition to every other right, power, and remedy existing hereunder, by law or otherwise.

     8.5. Charge-back Not a Reassignment. The charge-back of an Assigned Account to you shall not constitute a reassignment of such Account to you, and title thereto and to the goods, if any, represented thereby shall remain in us unless such charge-back is accompanied by a simultaneous sale and assignment of another Account as provided in Paragraph 3.2 of this Agreement, or until all of your Obligations are paid in full.

9. Term of Agreement and Termination.

     9.1. Initial Term, Renewal. The term of this Agreement shall be 24 months. Unless terminated in accordance with this Paragraph 9, the provisions of this Agreement shall automatically renew for successive one year periods without any notice or action on the part of either party hereto. During the term of this Agreement, you shall deal exclusively with us in the factoring, financing and sale of Accounts.

     9.2. Facility Fee. You will pay to us an Annual Facility Fee of one percent (1.0%) of the $800,000.00 maximum factoring arrangement payable at closing and on the anniversary date of the agreement.

     9.3. Termination in Absence of Default. This Agreement may be terminated at any time (a) by us giving you written notice stating a termination date not less than ten (10) days after the date such notice is mailed or dispatched, or (b) if you obtain bank, equity or subordinated debt financing, you may terminate after twelve months (12) without payment of termination fees by giving us written notice stating a termination date not less than sixty (60) days prior to the first anniversary ate of closing. However, if we do not receive written termination, you shall pay to us a termination in an amount equal to $7,500.00 for each month or portion of a month remaining in the initial or renewal term.

     9.4. Effect of Termination. Notwithstanding any termination, all of our rights and interests, all of your Obligations, and all of the terms, conditions, and provisions hereof shall continue in full force and effect until all transactions entered into prior to the effective date of termination have been fully concluded and all of your Obligations have been paid in full. After termination of this Agreement, you shall pay to us on demand the amount of your Obligations then outstanding and any of your Obligations arising thereafter.

     9.5. Termination After Default; Liquidated Damages. If a Default occurs hereunder, we shall have the right at our sole option to terminate this Agreement at any time thereafter without notice to you. If we exercise such option, in addition to all other rights and remedies we may have, and in addition to all of your other Obligations, you agree to pay to us upon demand as liquidated damages for our lost fee earnings, a sum equal to $7,500.00 for each month or portion of a month remaining in the initial or renewal term of this Agreement.

     10. Notices. Notices shall be deemed given when sent or dispatched by certified or registered mail, by private overnight express mail, or by telegram, postage or charges prepaid, to the parties at their respective addresses set forth below.

     I 1. Binding Effect; Complete Agreement. This Agreement will bind you and your personal representatives, successors and assigns, and will inure to the benefit of us and our successors and assigns, and is the complete agreement between the parties.

     12. Waiver. No delay or failure by us in exercising any of our rights or remedies shall operate as a waiver of such or of any other right or remedy, and no waiver shall be valid unless in writing signed by us and then only to the extent therein set forth.

     13. Governing Law, Etc. This Agreement shall be governed by and interpreted according to the laws of the State of Maryland. You consent to the nonexclusive jurisdiction of the courts of the State of Maryland with respect to any controversy relating to this Agreement or to any transaction in connection herewith, and waive personal service of the summons and complaint or other process to be issued therein and agree that service of such summons and complaint or process may be made by registered or certified mail addressed to you at your address appearing herein. Your failure to appear or answer within thirty (30) days after the mailing of such summons, complaint or process shall constitute a default entitling us to enter a judgment or order as demanded or prayed for therein.

     14. Waiver of Jury Trial. You and we each agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this Agreement or which in any way relates, directly or indirectly, to this Agreement or any event, transaction or occurrence arising out of or in any way connected with this Agreement, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

     15. Legal Counsel. You have had the opportunity to obtain legal counsel, and you agree that you fully understand the terms, provisions and legal consequences of this Agreement.

     IN WITNESS WHEREOF, this Agreement is executed and delivered under seal as of the date first above written.

ASSIGNOR:                                     ASSIGNEE:
Envirometrics, Inc., AI, EPC, and TEI         RESERVOIR CAPITAL CORPORATION
By:                        (SEAL)             By:                  (SEAL)
Title:                                        Title:

Address:4055 Faber Place Drive, Ste. 201   Address:6 Reservoir Circle, Suite 105
        Charleston, SC 29405               Baltimore, Maryland 21208

Address of Chief Executive Office,
if different:

State of
                                              TO WIT:
County of

I HEREBY CERTIFY, that on this           day of
Public of said State, personally appeared

          199_, before me, a Notary known to me (or satisfactorily proven) to be the person whose name is subscribed to the foregoing Agreement and acknowledged that executed the same for the purposes therein contained.

         WITNESS my hand and Notarial Seal.


Notary Public
My Commission Expires:



                                  SCHEDULE A

                                    Schedule

                                      Date

          This is to certify that the account debtors named below are indebted to borrower in the sums set out opposite their respective names for goods sold, shipped and delivered (or, in case borrower's principal business is rendering of service, for services rendered) on open account.

                          SCHEDULE OF ASSIGNED ACCOUNTS

          The Account(s) identified below and the invoices, contracts and/or other evidence thereof attached hereto (is) (are) being sold, assigned and transferred by the Assignor to RESERVOIR CAPITAL CORPORATION pursuant to all of the terms and conditions of the foregoing Assignment Agreement.

ACCOUNT DEBTOR  Customer  Invoice  Contract  Invoice   Date   Ship      Invoice
 (Customer)                Date    Received  Amount










TOTALS


(a)     Total Amount of Invoices on this schedule $
                                          Advance Rate _________%
Total Advance Requested (line a x line b) $

                                    EXHIBIT A



                                  AGREEMENT FOR
                 ASSIGNMENT AND TRANSFER OF ACCOUNTS RECEIVABLE

          ASSIGNOR Envirometrics Inc., All, EPC, and TEI 4055 Faber Place Drive, Suite 201 Charleston, SC 29405 (referred to herein as "we", "0urs"," our", and "yours")

          ASSIGNEE Reservoir Capital Corporation 6 Reservoir Circle, Suite 105 Baltimore, MD 21208 (referred to herein as we, "us", "our", and "yours").

     Subject to the terms and conditions of that certain Master Factoring Agreement executed between you and us (the "Factoring Agreement") (capitalized terms used herein and not defined having the meaning set forth in the Factoring Agreement), we agree as follows:

     1. Assignment of Accounts. In consideration of our payment to you of the Assignment Price shown in Schedule receipt of which is hereby acknowledged, you hereby sell, assign and transfer to us all of your right, title and interest to the Accounts arising from the invoices identified in Schedule A.

     2. Aged Account. If an Assigned Account is not paid by the Account Debtor in full within 90 days of its invoice date, or if the Account Debtor refuses to make any payment due under any Assigned Account, then upon our demand, you agree
(a) to repurchase such Account for a price equal to the Assignment Price plus any unpaid Processing Fees, less any payments on such Account which we may have received, or (b) at our sole option, to replace such Account with another account of equal or greater value.

     3. Default. You shall be in default upon the occurrence of- (i) default in the payment of any amount due us hereunder. Upon any such occurrence, we may exercise any remedies set forth in the Factoring Agreement, it being understood and agreed that a Default under this Agreement shall be deemed a Default under the Factoring Agreement. 4. Effective Date. The effective date of this Agreement shall be the date set forth below as the effective date of our acceptance.

     IN WITNESS WHEREOF, the parties have executed this Agreement under their respective seals.

ASSIGNOR:                                ASSIGNEE:
Envirometrics, Inc., All, EPC and TEI     Reservoir Capital Corporation

By:         (SEAL)                       By:                          (SEAL)
Title:                                   Title-,

Dated:                                   Effective Date:


                                   EXHIBIT B
                                   RATE SHEET

     The Processing Fee payable by The TPI Group, LTD. ("Assignor") under the Master Factoring Agreement between Assignor and Reservoir Capital Corporation ("Assignee") shall be calculated at a per annum rate equal to the "Prime Rate" (as hereinafter defined) plus five percent (5.0%) from the date on which the Assignment Price for each Assigned Account is paid to Assignor to and including the date which is two (2) business days after the date on which payment under such Assigned Account is received by Assignee, such rate to be applied to the Assignment Price for each Assigned Account and calculated on the basis of actual days elapsed and a month of 30 days. The term 'Prime Rate" shall mean the prime rate of interest as charged by NationsBank on the last business day of the preceding calendar month, and any change in the Prime Rate shall be effective on the first business day of the month following the month in which such change was first published.


                 INDEMNIFICATION AGREEMENT AND FIDELITY GUARANTY


     THIS INDEMNIFICATION AGREEMENT AND FIDELITY GUARANTY this "Agreement") is made as of this _ day of April, 1996, to RESERVOIR CAPITAL CORPORATION, a Maryland corporation (the "Assignee"), by A. C. Gillette, a (the "Guarantor"), witnesseth: Recitals

     A. Pursuant to a Master Factoring Agreement (which, as the same may from time to time be amended, restated, supplemented, or otherwise modified, is hereinafter called the "Master Factoring Agreement") date herewith by and between Envirometrics, Inc., Azimuth Incorporated, Envirometrics Products Company and Trico Envirometrics, Inc., (the "Assignor") and the Assignee, the
Assignor and the Assignee have entered into a factoring arrangement (the "Factoring Arrangement") pursuant to which the Assignor has offered to sell certain of its accounts receivable to the Assignee from time to time, and the Assignee has agreed to consider the purchase thereof. As used in this Agreement, the term "Factoring Documents" means collectively any instrument or agreement previously, simultaneously, or hereafter executed and delivered by the Assignor, the Guarantor, or any other person as evidence of, security for, guaranty of, or in connection with, the Factoring Arrangement, as any of such instruments of agreements may from time to time be amended, restated, supplemented, extended, or otherwise modified, including, without limitation, the Master Factoring Agreement.

     B. The Guarantor has requested the Assignee to enter into the Master Factoring Agreement, and the Assignee has required, as a condition to entering into the Master Factoring Agreement, the execution of this Agreement by the Guarantor.

     NOW, THEREFORE, in order to induce the Assignee to enter into the Master Factoring Agreement with the Assignor, the Guarantor covenants and agrees with the Assignee as follows:

     1. Guaranty and Indemnification. The Guarantor hereby unconditionally and irrevocably guarantees to the Assignee the fidelity of the Assignor, and hereby agrees to indemnify and save harmless the Assignee and its agents, servants, employees and successors and assigns from and against any all liabilities, claims, debts, obligations, losses and proceedings and any costs attributable to them (including reasonable attorney's fees), of any nature or kind whatsoever, that may result from (a) any fraud or misrepresentation by the Assignor or the Guarantor in connection with the Factoring Arrangement, or (b) any breach of any representation or warranty by the Assignor or the Guarantor under any of the Factoring Documents. The Guarantor shall pay the amount of any such liabilities, claims, debts, obligations, losses and proceedings (together with all costs attributable to them) immediately upon demand.

     2. Nature of Obligations. The obligations and liabilities of the Guarantor under this Agreement are primary obligations of the Guarantor, are continuing, absolute, and unconditional, shall not be subject to any counterclaim, recoupement, set-off, reduction, or defense based upon any claim that the Guarantor may have against the Assignor or the Assignee, are independent of any other guaranty or guaranties at any time in effect, and may be enforced regardless of the existence of such other guaranty or guaranties. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of amounts due to the Assignee under the Master Factoring Agreement is rescinded or must otherwise be restored or returned by the Assignee upon the insolvency, bankruptcy, receivership, dissolution, liquidation or reorganization of the Assignor or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Assignor or the Guarantor or any substantial part of the property of the Assignor or the Guarantor, or otherwise, all as though such payment had not been made and irrespective of whether such payment is returned to the party who originally made it or to some other party. The obligations and liabilities of the Guarantor under this Agreement shall not be affected, impaired, lessened, modified, waived, and/or released by the invalidity or unenforceability of any or all of the Factoring Documents.

     3. Consents. The Guarantor hereby consents that at any time and from time to time, the Assignee may, without in any manner affecting, impairing, lessening, modifying, waiving, and/or releasing any or all of the obligations and liabilities of the Guarantor under this Agreement, do any one or more of the following, all without notice to, or further consent of, the Guarantor, or with or without consideration: (a) renew, extend, or otherwise modify the Factoring Arrangement; (b) extend and/or change the time and/or terms for performance of any other obligations, covenants, or agreements under the Factoring Documents of the Assignor or any other party to the Factoring Documents; (c) fail, omit, lack diligence, or delay to enforce, assert, or exercise any right, power, privilege, or remedy conferred upon the Assignee under the provisions of any of the Factoring Documents or under applicable laws; (d) grant consents or indulgences or take action or omit to take action under, or in respect of, any or all of the Factoring Documents; and (e) apply any payment received by the Assignee of, or on account of, any of the Factoring Arrangement in whatever order and manner the Assignee elects.

     4. Waiver by Guarantor. The Guarantor unconditionally waives, to the extent permitted by applicable laws: (a) notice of the execution and delivery of the Factoring Documents; or (b) notice of the Assignee's acceptance of and reliance on this Agreement or the execution of the Master Factoring Agreement or the other Factoring Documents.

     5. Enforcement Expenses. The Guarantor shall indemnify and hold harmless the Assignee against any loss, liability, or expense, including attorneys' fees and disbursements and any other fees and disbursements, that may result from any failure of the Guarantor to pay any amount due under paragraph 1 hereof immediately upon demand.

     6. Delay and Waiver by Assignee. No delay in the exercise of, or failure to exercise, any right, remedy, or power accruing upon any default or failure of the Guarantor in the performance of any obligation under this Agreement shall impair any such right, remedy, or power or shall be construed to be a waiver thereof, but any such right, remedy, or power may be exercised from time to time and as often as may be deemed by the Assignee expedient. In order to entitle the Assignee to exercise any right, remedy, or power reserved to it in this Agreement, it shall not be necessary to give any notice to the Guarantor. No waiver, amendment, release, or modification of this Agreement shall be established by conduct, custom, or course of dealing.

     7. Notices and Communications. All notices and other communications hereunder shall be in writing and shall be effective when sent by certified mail, return receipt requested: (a) if to the Guarantor, at 1085 Stonehenge
Road, Hanahan, SC 29406 or at such other address as the Guarantor shall have furnished in writing to the Assignee; or (b) if to the Assignee, addressed to it at 6 Reservoir Circle, Suite 105, Baltimore, Maryland 21208, or at such other address as the Assignee shall have furnished in writing to the Guarantor.

     8. Successors and Assigns. All covenants and agreements of the Guarantor set forth in this Agreement shall bind the Guarantor and its heirs, personal representatives, successors, and assigns and shall inure to the benefit of, and be enforceable by, the Assignee and its successors and assigns, including, without limitation, any holder of any or all of the Factoring Documents.

     9. Waiver of Trial by Jury. The Guarantor hereby waives trial by jury in any action or proceeding to which the Guarantor and the Assignee may be parties, arising out of or in any way pertaining to this Agreement or any of the other Factoring Documents.

     10. Miscellaneous. Neither this Agreement nor any term hereof may be terminated, amended, supplemented, waived, released, or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver, release, or modification is sought. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders. Whenever used herein, the word "person" or "persons" shall mean and include a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision or agency thereof, or an estate or trust. This Agreement shall in all respects be deemed to be made in, and governed by, construed and enforced in accordance with the laws of, the State of Maryland. The Assignee shall have the right to grant participation's in the Factoring Arrangement to others at any time and from time to time, and the Assignee may divulge to any such participant or potential participant all information, reports, financial statements, and documents obtained in connection with this Agreement, any of the Factoring Documents, or otherwise. If any term of this Agreement or any obligation thereunder shall be held to be invalid, illegal, or un-enforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. The paragraph and section headings of this Agreement have been inserted for convenience only and shall not modify, define, limit, or expand the express provisions hereof. This Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such duplicate original or counterpart.

     IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be signed, sealed, and delivered as of the day and year first written above.

         WITNESS:                        A. C. Gillette


                                         (SEAL)


                INDEMNIFICATION AGREEMENT AND FIDELITY GUARANTY


     THIS INDEMNIFICATION AGREEMENT AND FIDELITY GUARANTY this "Agreement") is made as of this _ day of April, 1996, to RESERVOIR CAPITAL CORPORATION, a Maryland corporation (the "Assignee"), by Richard D. Bennett, a (the "Guarantor"), witnesseth:

                                    Recitals

     A. Pursuant to a Master Factoring Agreement (which, as the same may from time to time be amended, restated, supplemented, or otherwise modified, is hereinafter called the "Master Factoring Agreement") date herewith by and between Envirometrics, Inc., Azimuth Incorporated, Envirometrics Products Company and Trico Envirometrics, Inc., (the "Assignor") and the Assignee, the
Assignor and the Assignee have entered into a factoring arrangement (the "Factoring Arrangement") pursuant to which the Assignor has offered to sell certain of its accounts receivable to the Assignee from time to time, and the Assignee has agreed to consider the purchase thereof. As used in this Agreement, the term "Factoring Documents" means collectively any instrument or agreement previously, simultaneously, or hereafter executed and delivered by the Assignor, the Guarantor, or any other person as evidence of, security for, guaranty of, or in connection with, the Factoring Arrangement, as any of such instruments of agreements may from time to time be amended, restated, supplemented, extended, or otherwise modified, including, without limitation, the Master Factoring Agreement.

     B. The Guarantor has requested the Assignee to enter into the Master Factoring Agreement, and the Assignee has required, as a condition to entering into the Master Factoring Agreement, the execution of this Agreement by the Guarantor.

     NOW, THEREFORE, in order to induce the Assignee to enter into the Master Factoring Agreement with the Assignor, the Guarantor covenants and agrees with the Assignee as follows:

     1. Guaranty and Indemnification. The Guarantor hereby unconditionally and irrevocably guarantees to the Assignee the fidelity of the Assignor, and hereby agrees to indemnify and save harmless the Assignee and its agents, servants, employees and successors and assigns from and against any all liabilities, claims, debts, obligations, losses and proceedings and any costs attributable to them (including reasonable attorney's fees), of any nature or kind whatsoever, that may result from (a) any fraud or misrepresentation by the Assignor or the Guarantor in connection with the Factoring Arrangement, or (b) any breach of any representation or warranty by the Assignor or the Guarantor under any of the Factoring Documents. The Guarantor shall pay the amount of any such liabilities, claims, debts, obligations, losses and proceedings (together with all costs attributable to them) immediately upon demand.

     2. Nature of Obligations. The obligations and liabilities of the Guarantor under this Agreement are primary obligations of the Guarantor, are continuing, absolute, and unconditional, shall not be subject to any counterclaim, recoupement, set-off, reduction, or defense based upon any claim that the Guarantor may have against the Assignor or the Assignee, are independent of any other guaranty or guaranties at any time in effect, and may be enforced regardless of the existence of such other guaranty or guaranties. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of amounts due to the Assignee under the Master Factoring Agreement is rescinded or must otherwise be restored or returned by the Assignee upon the insolvency, bankruptcy, receivership, dissolution, liquidation or reorganization of the Assignor or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Assignor or the Guarantor or any substantial part of the property of the Assignor or the Guarantor, or otherwise, all as though such payment had not been made and irrespective of whether such payment is returned to the party who originally made it or to some other party. The obligations and liabilities of the Guarantor under this Agreement shall not be affected, impaired, lessened, modified, waived, and/or released by the invalidity or unenforceability of any or all of the Factoring Documents.

     3. Consents. The Guarantor hereby consents that at any time and from time to time, the Assignee may, without in any manner affecting, impairing, lessening, modifying, waiving, and/or releasing any or all of the obligations and liabilities of the Guarantor under this Agreement, do any one or more of the following, all without notice to, or further consent of, the Guarantor, or with or without consideration: (a) renew, extend, or otherwise modify the Factoring Arrangement; (b) extend and/or change the time and/or terms for performance of any other obligations, covenants, or agreements under the Factoring Documents of the Assignor or any other party to the Factoring Documents; (c) fail, omit, lack diligence, or delay to enforce, assert, or exercise any right, power, privilege, or remedy conferred upon the Assignee under the provisions of any of the Factoring Documents or under applicable laws; (d) grant consents or indulgences or take action or omit to take action under, or in respect of, any or all of the Factoring Documents; and (e) apply any payment received by the Assignee of, or on account of, any of the Factoring Arrangement in whatever order and manner the Assignee elects.

     4. Waiver by Guarantor. The Guarantor unconditionally waives, to the extent permitted by applicable laws: (a) notice of the execution and delivery of the Factoring Documents; or (b) notice of the Assignee's acceptance of and reliance on this Agreement or the execution of the Master Factoring Agreement or the other Factoring Documents.

     5. Enforcement Expenses. The Guarantor shall indemnify and hold harmless the Assignee against any loss, liability, or expense, including attorneys' fees and disbursements and any other fees and disbursements, that may result from any failure of the Guarantor to pay any amount due under paragraph 1 hereof immediately upon demand.

     6. Delay and Waiver by Assignee. No delay in the exercise of, or failure to exercise, any right, remedy, or power accruing upon any default or failure of the Guarantor in the performance of any obligation under this Agreement shall impair any such right, remedy, or power or shall be construed to be a waiver thereof, but any such right, remedy, or power may be exercised from time to time and as often as may be deemed by the Assignee expedient. In order to entitle the Assignee to exercise any right, remedy, or power reserved to it in this Agreement, it shall not be necessary to give any notice to the Guarantor. No waiver, amendment, release, or modification of this Agreement shall be established by conduct, custom, or course of dealing.

     7. Notices and Communications. All notices and other communications hereunder shall be in writing and shall be effective when sent by certified mail, return receipt requested: (a) if to the Guarantor, at 2059 Emerald Terrace, Mt. Pleasant, SC 29464 or at such other address as the Guarantor shall have furnished in writing to the Assignee; or (b) if to the Assignee, addressed to it at 6 Reservoir Circle, Suite 105, Baltimore, Maryland 21208, or at such other address as the Assignee shall have furnished in writing to the Guarantor.

     8. Successors and Assigns. All covenants and agreements of the Guarantor set forth in this Agreement shall bind the Guarantor and its heirs, personal representatives, successors, and assigns and shall inure to the benefit of, and be enforceable by, the Assignee and its successors and assigns, including, without limitation, any holder of any or all of the Factoring Documents.

     9. Waiver of Trial by Jury. The Guarantor hereby waives trial by jury in any action or proceeding to which the Guarantor and the Assignee may be parties, arising out of or in any way pertaining to this Agreement or any of the other Factoring Documents.

     10. Miscellaneous. Neither this Agreement nor any term hereof may be terminated, amended, supplemented, waived, released, or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver, release, or modification is sought. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders. Whenever used herein, the word "person" or "persons" shall mean and include a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision or agency thereof, or an estate or trust. This Agreement shall in all respects be deemed to be made in, and governed by, construed and enforced in accordance with the laws of, the State of Maryland. The Assignee shall have the right to grant participation's in the Factoring Arrangement to others at any time and from time to time, and the Assignee may divulge to any such participant or potential participant all information, reports, financial statements, and documents obtained in connection with this Agreement, any of the Factoring Documents, or otherwise. If any term of this Agreement or any obligation thereunder shall be held to be invalid, illegal, or un-enforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. The paragraph and section headings of this Agreement have been inserted for convenience only and shall not modify, define, limit, or expand the express provisions hereof. This Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such duplicate original or counterpart.

     IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be signed, sealed, and delivered as of the day and year first written above.

         WITNESS:                                         Richard D. Bennett


                                           (SEAL)


                           SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (herein, the "Agreement") is made by and between RESERVOIR CAPITAL CORPORATION (herein, 'Reservoir'), a Maryland corporation and The United States Company, Inc. (herein, the 'Lender'), and Envirometrics, Inc. (herein 'Debtor'), a Delaware Corporation.

                                    RECITALS

     A. Reservoir has extended a credit facility to the Debtor and is receiving from the Debtor a lien and security interest in the accounts receivable and other property of the Debtor.

     B. The Debtor has outstanding certain indebtedness and other obligations to the Lender pursuant to a Security Agreement dated as of pursuant to which Lender has a prior security interest in the accounts receivable and other property of the Debtor and has made the appropriate UCC filings to place such security interest of record in the appropriate jurisdictions.

     C. The Debtor has requested that Reservoir provide funding to the Debtor in the form of accounts receivable factoring pursuant to, among other things, Reservoir's form of Master Factoring Agreement (the 'Reservoir Master Factoring Agreement') and form of Assignment and Transfer Agreement (the 'Reservoir Assignment Agreement') (the Reservoir Master Factoring Agreement and the Reservoir Assignment Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified being hereinafter called collectively the 'Reservoir Security Agreements').

     D. In consideration of the terms of the credit facility between Reservoir and the Debtor pursuant to which Reservoir will make additional funds available to the Debtor, and Reservoir have agreed that the Lender shall subordinate its prior security interest in all accounts receivable and other property of the Debtor as more fully described in the attached UCC-1 financing statement (the 'Collateral') to the lien position of Reservoir in such Collateral.


                                   WITNESSETH

     NOW,  THEREFORE,  in  consideration  of the  premise  and of other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereby agree as follows:

1 Subordination.

     1.1 The Lender does hereby subordinate its first lien security interest in the Collateral in favor of the lien, operation and effect of the Reservoir Security Agreements with respect to all indebtedness and other obligations of the Debtor to Reservoir under the credit facility between the Debtor and Reservoir, as the same may be amended from time to time.

     1.2 The Debtor consents to the filing of this Agreement by Reservoir in the UCC records of any jurisdiction in which Reservoir determines it should file such agreement to protect its first lien security interest in the Collateral, and does hereby covenant and agree to take such further actions and execute such further instruments as Reservoir shall reasonably request in making any such UCC filings.

     1.3 The Lender agrees that it will not pursue any remedies under its agreement(s) with the Debtor without the prior written consent of Reservoir.

     1.4 Without the prior written consent of Reservoir, Debtor will not make and Lender will not accept payments of principal or interest on Lender's debt. Reservoir, Debtor and Lender agree that weekly payments of principal plus interest are permitted on Friday of each week from Debtor's available rebates and non-factored cash up to but not exceeding $50,000 principal per month plus interest to Lender provided Debtor is not in default under the Reservoir Master Factoring Agreement. Debtor will provide a monthly certificate to Reservoir showing the outstanding balance (principal and interest) on the Debtor's obligation to the Lender.

     2. Rights of Debtor. The provisions of this Agreement shall not in any way expand, alter or modify the rights of the Debtor under the documents evidencing their obligations to the Lender and Reservoir, respectively, including, without limitation, the right to cure any default with respect thereto. This Agreement is for the sole and exclusive benefit of the parties hereto and shall govern their relationship inter se as creditors of the Debtor.

     3. Modification. The agreement(s) between the Lender and the Debtor shall not be modified, altered or amended without the written consent of Reservoir.

     4. Limitations. The rights, remedies, privileges and duties expressed herein or in any or all of the documents evidencing the Debtor's obligations to the Lender and Reservoir shall be subject to and may be limited by bankruptcy, insolvency or similar laws and the rules, orders, decrees and similar directives of any court of competent authority possessing and exercising jurisdiction with respect to the Debtor, its property, or any guarantor of the Debtor's obligations to " and Reservoir, and nothing contained in this Agreement constitutes any assurance by either party to the other that the rights, remedies, privileges and duties will, in all events, be available, enforceable or exercisable in full. Notwithstanding the foregoing, the institution of legal proceedings by or against the Debtor, its property, or any guarantor of the Debtor's obligations to the Debtor and Reservoir shall not limit, restrict, discharge, satisfy or in any manner alter or affect the rights, remedies, privileges and duties of the parties expressed herein as between themselves.

     5. Relationship of Parties. Reservoir and the Lender shall not be fiduciaries with respect to each other and shall not be the agent of the other. Notwithstanding the foregoing, however, until all of the obligations of the Debtor to Reservoir as set forth in the Reservoir Security Documents have been indefeasibly paid in full, if any of the Collateral or proceeds of the Collateral shall be received by the Lender at any time for any reason, such Collateral or proceeds shall be held in trust for the benefit of, and promptly remitted to, Reservoir.

     6. Notices. Any notices required or permitted by this Agreement shall in writing and shall be deemed delivered if hand delivered, sent by facsimile transmission, sent by Federal Express, or sent by certified mail, return-receipt requested, postage prepaid, to the address as follows, unless such address is changed by written notice hereunder, and shall be deemed given on the earlier of the date of hand delivery, the date of facsimile transmission, one (1) business day after the date of delivery to Federal Express, or two (2) business days after the date of mailing, as the case may be:

                    (a) If to Reservoir:
                    Reservoir Capital Corporation
                     6 Reservoir Circle, Suite 105
                     Baltimore, Maryland 21208
                    FAX: (410) 653-1871

                    (b) If to the Lender:
                    The United States Company
                     1051 Technology Park Drive
                     Glen Allen, VA 23060
                    FAX: (804) 553-1908

                    c) If to the Debtor:
                    Envirometrics, Inc.
                    4055 Faber Place Drive, Suite 201
                     Charleston, SC 29405
                    FAX: (804) 740-7707

     7. Authority of Parties. Any notification, consultation or communication required or permitted under this Agreement shall be directed to the parties at the addresses set forth above in Section 6, and to the specific individuals named therein, and their respective successors who may be designated and appointed hereafter from time to time, all of whom are duly authorized to act for and on behalf of the corporate parties hereto.

     8. Assignability. The rights and obligations under the Agreement may not be assigned unless any such assignment is subject to the terms and conditions of this Agreement.

     9. Miscellaneous. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and shall be binding upon and shall inure to the benefit of the parties and their heirs, successors and assigns; no person who is not a party to this Agreement shall have any rights or benefits hereunder; this Agreement may be amended, modified or altered only in writing signed by the party to be bound thereby and making specific reference to the amendment, modification or alteration of this Agreement; time is of the essence in the performance and satisfaction of the terms and conditions of this Agreement; and the laws of the State of Maryland, exclusive of its conflicts of laws rules, shall govern the rights and obligations of the parties to this Agreement and the interpretation, construction and enforceability thereof.


     IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals as of the day of 199___with the intention that signatures conveyed by facsimile transmission shall serve as original signatures and a facsimile transmission including the signature of both parties shall serve as an original document until such time as the parties have delivered original documents.


                          RESERVOIR CAPITAL CORPORATION


                            THE UNITED STATES COMPANY


                               ENVIROMETRICS, INC.